Commitments and Contingencies	12 Months Ended
Sep. 27, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
13. Commitments and Contingencies
The Company has facility, vehicle and equipment leases that expire at various dates beyond fiscal 2014. Rental expense under these leases was $293 million, $299 million and $270 million for fiscal years 2013, 2012 and 2011, respectively. Following is a schedule of minimum lease payments for non-cancelable operating leases as of September 27, 2013 ($ in millions):

Operating Leases
2014	$158
2015	128
2016	107
2017	75
2018	29
Thereafter	40
$537

The Company also has purchase obligations related to commitments to purchase certain goods and services. As of September 27, 2013, such obligations were as follows: $334 million in 2014, $64 million in 2015, $42 million in 2016, $21 million in 2017 and $20 million in 2019 and thereafter.
In the normal course of business, the Company is liable for contract completion and product performance. In the opinion of management, such obligations will not significantly affect the Company's financial position, results of operations or cash flows.
Legacy Matters Related to Former Management
The Company is a party to several lawsuits involving disputes with former management, including its former chief executive officer, Mr. L. Dennis Kozlowski, and its former chief financial officer, Mr. Mark Swartz. The Company filed civil complaints against Mr. Kozlowski and Mr. Swartz for breach of fiduciary duty and other wrongful conduct relating to alleged abuses of the Company's Key Employee Loan Program and relocation program, unauthorized bonuses, unauthorized payments, self-dealing transactions and other improper conduct. In connection with Tyco's affirmative actions against Mr. Kozlowski and Mr. Swartz, Mr. Kozlowski, through counterclaims, and Mr. Swartz, through a separate lawsuit, sought an aggregate of approximately $140 million allegedly due in connection with their compensation and retention arrangements and under the Employee Retirement Income Security Act ("ERISA"). A former director, Mr. Frank Walsh Jr. sought indemnification for legal and other expenses incurred by him in connection with the Company's affirmative action against him for breaches of fiduciary duties.
With respect to Mr. Kozlowski, on December 1, 2010, the U.S. District Court for the Southern District of New York ruled in favor of several of the Company's affirmative claims against him before trial, while dismissing all of Mr. Kozlowski's counterclaims for pay and benefits after 1995. Prior to the commencement of trial, the parties reached an agreement in principle to resolve the matter, with Mr. Kozlowski agreeing to release the Company from any claims to monetary amounts related to compensation, retention or other arrangements alleged to have existed between him and the Company. Although the parties have reached an agreement in principle, until the settlement agreement is signed, the Company will continue to maintain the amounts recorded in its Consolidated Balance Sheet, which reflect a net liability of approximately $91 million, for the amounts allegedly due under his compensation and retention arrangements and under ERISA.
With respect to Mr. Swartz, on March 3, 2011, the U.S. District Court for the Southern District of New York granted the Company's motion for summary judgment as to liability for its affirmative actions and further ruled that issues related to damages would need to be resolved at trial. During the second quarter of fiscal 2012, the Company reversed a $50 million liability related to Mr. Swartz's pay and benefits due to the expiration of the statute of limitations, which was recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations. On May 15, 2012, Mr. Swartz filed a lawsuit against Tyco in New York state court claiming entitlement to monies under ERISA. The Company removed the case to the U.S. District Court for the Southern District of New York and filed a motion to dismiss Mr. Swartz's claims for multiple reasons, including that the statute of limitations had expired, at the latest, during the second quarter of fiscal 2012. A trial to determine the Company's damages from Mr. Swartz's breaches of fiduciary duty concluded on October 17, 2012. At the conclusion of the trial, the Court ruled that the Company was entitled to recover all monies earned by Mr. Swartz in connection with his employment by Tyco between September 1, 1995 and June 1, 2002. The Company filed a motion requesting the entry of monetary sum certain judgment in conformity with the Court's ruling regarding the time period of disgorgement. The motion also requested interest related to the monies Mr. Swartz was found to have unlawfully taken from the Company. In March 2013, the Court entered an order awarding the Company's request for interest. In connection with Mr. Swartz's affirmative claims against the Company, the Court dismissed all of Mr. Swartz's claims except one claim in which Mr. Swartz contends he is entitled to reimbursement from the Company for taxes he paid in connection with his 2002 Separation Agreement. In July 2013, the parties reached an agreement in principle to resolve the matter, with Mr. Swartz agreeing to release the Company from any claims to monetary amounts related to compensation, retention or other arrangements alleged to have existed between him and the Company. Although the parties have reached an agreement in principle, a final settlement agreement has not yet been executed.
With respect to Mr. Walsh, in June 2002, the Company filed a civil complaint against him for breach of fiduciary duty, inducing breaches of fiduciary duty and related wrongful conduct involving a $20 million payment by Tyco, $10 million of which was paid to Mr. Walsh with the balance paid to a charity of which Mr. Walsh is trustee. The payment was purportedly made for Mr. Walsh's assistance in arranging the Company's acquisition of The CIT Group, Inc. Separately, Mr. Walsh filed a New York state court claim against the Company asserting his entitlement to indemnification. In March 2013, Mr. Walsh and the Company entered into a settlement agreement resolving all claims they had against each other related to these lawsuits with no payments made by either party.
Environmental Matters
Tyco is involved in various stages of investigation and cleanup related to environmental remediation matters at a number of sites. The ultimate cost of site cleanup is difficult to predict given the uncertainties regarding the extent of the required cleanup, the interpretation of applicable laws and regulations and alternative cleanup methods. As of September 27, 2013, Tyco concluded that it was probable that it would incur remedial costs in the range of approximately $74 million to $162 million. As of September 27, 2013, Tyco concluded that the best estimate within this range is approximately $105 million, of which $82 million is included in Accrued and other current liabilities and Accounts payable and $23 million is included in Other liabilities in the Company's Consolidated Balance Sheet.
The majority of the liabilities described above relate to ongoing remediation efforts at a facility in the Company's Global Products segment located in Marinette, Wisconsin, which the Company acquired in 1990 in connection with its acquisition of, among other things, the Ansul product line. Prior to Tyco's acquisition, Ansul manufactured arsenic-based agricultural herbicides at the Marinette facility, which resulted in significant arsenic contamination of soil and groundwater on the Marinette site and in parts of the adjoining Menominee River. Ansul has been engaged in ongoing remediation efforts at the Marinette site since 1990, and in February 2009 entered into an Administrative Consent Order (the "Consent Order") with the U.S. Environmental Protection Agency to address the presence of arsenic at the Marinette site. Under this agreement, Ansul's principal obligations are to contain the arsenic contamination on the site, pump and treat on-site groundwater, dredge, treat and properly dispose of contaminated sediments in the adjoining river areas, and monitor contamination levels on an ongoing basis. Activities completed under the Consent Order since 2009 include the installation of a subsurface barrier wall around the facility to contain contaminated groundwater, the installation of a groundwater extraction and treatment system and the dredging and offsite disposal of treated river sediment. As a result of treatability studies concluded during the second quarter of fiscal 2013, the Company became aware that additional river sediment beyond what was originally planned would require treatment under the Consent Order for river sediment remediation. This caused the Company to increase its agreed upon remedial activities through the fall of 2013 in order to achieve compliance with the Consent Order. During the first quarter of fiscal 2014, the deadline for completing the remediation was extended through December 31, 2013, and the Company intends to complete the activities required under the Consent Order within the extended timeframe. As a result of the increased level of remediation required, the Company recorded approximately $100 million in Selling, general and administrative expenses in the Consolidated Statement of Operations during the first half of the year ended September 27, 2013. As of September 27, 2013, the Company concluded that its remaining remediation and monitoring costs related to the Marinette facility were in the range of approximately $62 million to $137 million. The Company's best estimate within that range is approximately $93 million, of which $79 million is included in Accrued and other current liabilities and Accounts payable and $14 million is included in Other liabilities in the Company's Consolidated Balance Sheet. The Company recorded $17 million and $11 million during the years ended September 28, 2012 and September 30, 2011, respectively, within Selling, general and administrative expenses in the Consolidated Statement of Operations. Since fiscal 2009, the year in which the Company received the Consent Order, the Company has incurred environmental remediation costs net of insurance recoveries of $132 million. Although the Company has recorded its best estimate of the costs that it will incur to remediate and monitor the arsenic contamination at the Marinette facility, it is possible that technological, regulatory or enforcement developments, the results of environmental studies or other factors could change the Company's expectations with respect to future charges and cash outlays, and such changes could be material to the Company's future results of operations, financial condition or cash flows.
Asbestos Matters
The Company and certain of its subsidiaries along with numerous other companies are named as defendants in personal injury lawsuits based on alleged exposure to asbestos containing materials. These cases typically involve product liability claims based primarily on allegations of manufacture, sale or distribution of industrial products that either contained asbestos or were attached to or used with asbestos containing components manufactured by third parties. Each case typically names between dozens to hundreds of corporate defendants. While the Company has observed an increase in the number of these lawsuits over the past several years, including lawsuits by plaintiffs with mesothelioma related claims, a large percentage of these suits have not presented viable legal claims and, as a result, have been dismissed by the courts. The Company's historical strategy has been to mount a vigorous defense aimed at having unsubstantiated suits dismissed, and, where appropriate, settling suits before trial. Although a large percentage of litigated suits have been dismissed, the Company cannot predict the extent to which it will be successful in resolving lawsuits in the future. In addition, the Company continues to assess its strategy for resolving asbestos claims. Due to the number of claims and limited amount of assets held by Yarway Corporation ("Yarway"), one of the Company's indirect subsidiaries, on April 22, 2013 Yarway filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. As a result of this filing, all asbestos claims against Yarway have been stayed pending confirmation of a plan of reorganization by the Bankruptcy Court. Yarway's goal is to negotiate, obtain approval of, and consummate a plan of reorganization that establishes an appropriately funded trust to provide for the fair and equitable payment of legitimate current and future Yarway asbestos claims, accompanied by appropriate injunctive relief permanently protecting Yarway and certain other protected parties from any further asbestos claims arising from products manufactured, sold, and/or distributed by Yarway. Upon confirmation of such plan of reorganization, the Company expects to deconsolidate Yarway. As a result of filing the voluntary petition during the year, the Company recorded an expected loss upon deconsolidation of $10 million related to the Yarway bankruptcy petition. Although the terms of Yarway's plan of reorganization are unknown at this time, the Company does not expect them to have a material adverse effect on the Company's results of operations, financial condition or liquidity.
As of September 27, 2013, the Company has determined that there were approximately 5,200 claims pending against it, its subsidiaries or entities for which the Company has assumed responsibility in connection with acquisitions and divestitures. This amount reflects the Company's current estimate of the number of viable claims made against such entities and includes adjustments for claims that are not actively being prosecuted, identify incorrect defendants, are duplicative of other actions or for which the Company is indemnified.
The Company's estimate of its liability and corresponding insurance recovery for pending and future claims and defense costs is based on the Company's historical claim experience, and estimates of the number and resolution cost of potential future claims that may be filed. The Company's legal strategy for resolving claims also impacts these estimates. The Company considers various trends and developments in evaluating the period of time (the look-back period) over which historical claim and settlement experience is used to estimate and value claims reasonably projected to be made in the future during a defined period of time (the look-forward period). On a quarterly basis, the Company assesses the sufficiency of its estimated liability for pending and future claims and defense costs by evaluating actual experience regarding claims filed, settled and dismissed, and amounts paid in settlements. In addition to claims and settlement experience, the Company considers additional quantitative and qualitative factors such as changes in legislation, the legal environment, and the Company's defense strategy. It also evaluates the recoverability of its insurance receivable on a quarterly basis. The Company evaluates all of these factors and determines whether a change in the estimate of its liability for pending and future claims and defense costs or insurance receivable is warranted.
During the third quarter of fiscal 2012, the Company determined that a look-back period of three years was more appropriate than a five year period because the Company had experienced a higher and more consistent level of claims activity and settlement costs in the past three years. The Company also revised its look-forward period from seven years to fifteen years, or 2027. The Company's decision to revise its look-forward period was primarily based on improvements in the consistency of observable data and the Company's more extensive experience with asbestos claims since the look-forward period was originally established in 2005. The revisions to the Company's look-forward and look-back periods were not applied to claims made against Yarway. Excluding these claims, the Company believed it could make a more reliable estimate of pending and future claims beyond seven years. The Company believed valuation of pending claims and future claims to be filed through 2027 produced a reasonable estimate of its asbestos liability, which it recorded in the consolidated financial statements on an undiscounted basis. The effect of the change in the Company's look-back and look-forward periods reduced income from continuing operations before income taxes and net income by approximately $90 million and $55 million, respectively. In addition, the effect of the change increased the Company's basic and diluted loss from continuing operations by $0.12 per share and decreased the Company's basic and diluted net income by $0.12 per share.
The Company's estimate of asbestos related insurance recoveries represents estimated amounts due to the Company for previously paid and settled claims and the probable reimbursements relating to its estimated liability for pending and future claims. In determining the amount of insurance recoverable, the Company considers a number of factors, including available insurance, allocation methodologies, and the solvency and creditworthiness of insurers. During the fourth quarter of fiscal 2012, the Company reached an agreement with one of its primary insurance carriers for asbestos related claims. Under the terms of the settlement, the Company agreed with the insurance carrier to accept a lump sum cash payment of $97 million in respect of certain policies, and has reached a coverage-in-place agreement with the insurance carrier with respect to certain claims. Upon receipt of the payments from the insurance carrier in the first quarter of fiscal 2013, the Company terminated a cost-sharing agreement that it had entered into with an entity that it had acquired a business from several decades ago and as a result, has access to all of the insurance policies and is responsible for all liabilities arising from asbestos claims made against the subsidiary that was acquired.
As of September 27, 2013, the Company's estimated net liability of $169 million was recorded within the Company's Consolidated Balance Sheet as a liability for pending and future claims and related defense costs of $321 million, and separately as an asset for insurance recoveries of $152 million. The Company believes that its asbestos related liabilities and insurance related assets as of September 27, 2013 are appropriate. Similarly, as of September 28, 2012, the Company's estimated net liability of $155 million was recorded within the Company's Consolidated Balance Sheet as a liability for pending and future claims and related defense costs of $401 million, and separately as an asset for insurance recoveries of $246 million.
The net liabilities reflected in the Company's Consolidated Balance Sheet represent the Company's best estimates of probable losses for the look-forward periods described above. It is reasonably possible that losses will be incurred for claims made subsequent to such look-forward periods. However, due to the inherent uncertainty and lack of reliable trend data in predicting losses beyond 2027, the Company is unable to reasonably estimate the amount of losses beyond such date. Accordingly, no accrual has been recorded for any costs which may be incurred for claims which may be made subsequent to 2027. With respect to claims made against Yarway, the Company is unable to reasonably estimate losses beyond what it has accrued because it is uncertain what the impact of Yarway's reorganization plan under Chapter 11 of the Bankruptcy Code will be on the Company. However, the Company does not expect the impact to be materially adverse to its financial condition, results of operations or liquidity.
The amounts recorded by the Company for asbestos-related liabilities and insurance-related assets are based on the Company's strategies for resolving its asbestos claims, currently available information, and a number of estimates and assumptions. Key variables and assumptions include the number and type of new claims that are filed each year, the average cost of resolution of claims, the resolution of coverage issues with insurance carriers, amount of insurance and the solvency risk with respect to the Company's insurance carriers. Many of these factors are closely linked, such that a change in one variable or assumption will impact one or more of the others, and no single variable or assumption predominately influences the determination of the Company's asbestos-related liabilities and insurance-related assets. Furthermore, predictions with respect to these variables are subject to greater uncertainty in the later portion of the projection period. Other factors that may affect the Company's liability and cash payments for asbestos-related matters include uncertainties surrounding the litigation process from jurisdiction to jurisdiction and from case to case, reforms of state or federal tort legislation and the applicability of insurance policies among subsidiaries. As a result, actual liabilities or insurance recoveries could be significantly higher or lower than those recorded if assumptions used in the Company's calculations vary significantly from actual results.
Compliance Matters
As previously reported in the Company's periodic filings, in the fourth fiscal quarter of 2012, the Company settled with the Department of Justice ("DOJ") and the SEC charges related to alleged improper payments made by the Company's subsidiaries and agents in recent years, and agreed to pay approximately $26 million in fines, disgorgement and prejudgment interest to the DOJ and SEC, which the Company had previously reserved in the fourth quarter of fiscal 2011. The Company paid the DOJ approximately $13 million in the first quarter of fiscal 2013 and paid approximately $13 million to the SEC in the third quarter of fiscal 2013.
Covidien and TE Connectivity agreed, in connection with the 2007 Separation, to cooperate with the Company in its responses regarding these matters, and agreed that liabilities primarily related to the former Healthcare and Electronics businesses of the Company would be assigned to Covidien and TE Connectivity, respectively. As a result, Covidien and TE Connectivity have agreed to contribute approximately $5 million and immaterial amounts, respectively, toward the aforementioned $26 million.
Tax Litigation
Tyco and its subsidiaries' income tax returns are examined periodically by various tax authorities. In connection with these examinations, tax authorities, including the IRS, have raised issues and proposed tax adjustments, in particular with respect to years preceding the 2007 Separation. The issues and proposed adjustments related to such years are generally subject to the sharing provisions of a tax sharing agreement entered in 2007 with Covidien and TE Connectivity (the "2007 Tax Sharing Agreement") under which Tyco, Covidien and TE Connectivity share 27%, 42% and 31%, respectively, of shared income tax liabilities that arise from adjustments made by tax authorities to Tyco's, Covidien's and TE Connectivity's U.S. and certain non-U.S. income tax returns. The costs and expenses associated with the management of these shared tax liabilities are generally shared equally among the parties. Tyco has previously disclosed that in connection with U.S. federal tax audits, the IRS has raised a number of issues and proposed tax adjustments for periods beginning with the 1997 tax year. Although Tyco has been able to resolve substantially all of the issues and adjustments proposed by the IRS for tax years through 2007, it has not been able to resolve matters related to the treatment of certain intercompany debt transactions during the period. As a result, on June 20, 2013, Tyco received Notices of Deficiency from the IRS asserting that several of Tyco's former U.S. subsidiaries owe additional taxes of $883.3 million plus penalties of $154 million based on audits of the 1997 through 2000 tax years of Tyco and its subsidiaries as they existed at that time. In addition, Tyco received Final Partnership Administrative Adjustments for certain U.S. partnerships owned by former U.S. subsidiaries with respect to which an additional tax deficiency of approximately $30 million is expected to be asserted. These amounts exclude interest and do not reflect the impact on subsequent periods if the IRS position described below is ultimately proved correct.
The IRS asserted in the Notices of Deficiency that substantially all of Tyco's intercompany debt originated during the 1997 - 2000 period should not be treated as debt for U.S. federal income tax purposes, and has disallowed interest and related deductions recognized on U.S. income tax returns totaling approximately $2.9 billion. Tyco strongly disagrees with the IRS position and has filed petitions with the U.S. Tax Court contesting the IRS proposed adjustments. Tyco believes that it has meritorious defenses for its tax filings, that the IRS positions with regard to these matters are inconsistent with the applicable tax laws and existing Treasury regulations, and that the previously reported taxes for the years in question are appropriate.
No payments with respect to these matters would be required until the dispute is definitively resolved, which, based on the experience of other companies, could take several years. Tyco believes that its income tax reserves and the liabilities recorded in the Consolidated Balance Sheet for the tax sharing agreements continue to be appropriate. However, the ultimate resolution of these matters, and the impact of that resolution, are uncertain and could have a material impact on Tyco's financial condition, results of operations and cash flows. In particular, if the IRS is successful in asserting its claim, it would have an adverse impact on interest deductions related to the same intercompany debt in subsequent time periods, totaling approximately $6.6 billion, which is expected to be disallowed by the IRS.
See Note 6 for additional information related to income tax matters.
Other Matters
During the third quarter of fiscal 2013, an adverse judgment was entered by the United States District Court for the District of Colorado regarding an insurance claim made on behalf of Sonitrol Corporation, a former subsidiary of the Company, for insurance coverage for damages arising from a burglary and fire occurring at a warehouse monitored by Sonitrol in December 2002. The judgment reversed the District Court's prior finding that Sonitrol's actions were not the type of conduct that was uninsurable based on public policy grounds. As a result, the Company reversed an insurance receivable of $26.5 million within Selling, general and administrative expenses in the Consolidated Statement of Operations during the quarter ended June 28, 2013. The Company is appealing the District Court's ruling to the United States Circuit Court for the Tenth Circuit and will retry the underlying damages action against Sonitrol in Colorado state court.
In addition to the foregoing, the Company is subject to claims and suits, including from time to time, contractual disputes and product and general liability claims, incidental to present and former operations, acquisitions and dispositions. With respect to many of these claims, the Company either self-insures or maintains insurance through third-parties, with varying deductibles. While the ultimate outcome of these matters cannot be predicted with certainty, the Company believes that the resolution of any such proceedings, whether the underlying claims are covered by insurance or not, will not have a material adverse effect on the Company's financial condition, results of operations or cash flows beyond amounts recorded for such matters.